PAGE 1

                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 5, 2004



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 8, 2004, Eastman Kodak Company announced that its board of directors (board) elected Dr. Michael Hawley, Director of Special Projects at the Massachusetts Institute of Technology, to the Company's board on November 5, 2004. In connection with this election, Dr. Hawley was named to the Finance and the Corporate Responsibility and Governance Committees of the board. Dr. Hawley's election to the board and to the related committees will be effective December 1, 2004.

See press release dated November 8, 2004, which is filed along with this document as Exhibit (99.1).



ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits

(99.1) Eastman Kodak Company press release dated November 8, 2004 regarding the election of Michael Hawley to the board of directors.




                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY



                                             By: /s/ Richard G. Brown,Jr.
                                             -----------------------------
                                             Richard G. Brown, Jr.
                                             Controller

Date:  November 8, 2004

                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBITS

Exhibit No.

(99.1)  Eastman Kodak Company press release dated November 8, 2004.